GOING BEYOND

Regency Energy Partners LP
RBC Capital Markets Conference
November 17, 2011

REGENCY
ENERGY PARTNERS

Forward-Looking Statements

Certain matters discussed in this report include "forward-looking" statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as "anticipate," "believe," "intend," "project," "plan," "expect," "continue," "estimate," "goal," "forecast," "may" or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions and current expectations and projections about future events, we cannot give assurances that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. Additional risks include, volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for the Partnership as well as for producers connected to the Partnership's system and its customers, the level of creditworthiness of, and performance by the Partnership's counterparties and customers, the Partnership's ability to access capital to fund organic growth projects and acquisitions, and the Partnership's ability to obtain debt and equity financing on satisfactory terms, the Partnership's use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time in the Partnership's transactions, changes in commodity prices, interest rates, and demand for the Partnership's services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the Partnership's ability to obtain required approvals for construction or modernization of the Partnership's facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking information.

In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than the Partnership has described. The Partnership undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Regency's Expanding Portfolio

- From the wellhead to market, Regency offers a full range of natural gas and natural gas liquids gathering and processing, contract compression, contract treating, transportation, storage and fractionation



Gathering and Dehydration
Regency Field Services
Compression - CDM Resource Management LLC
Processing and Treating - Regency Field Services Zephyr Gas Services
Transmission Lines – RIGS/MEP
Natural Gas Markets
Mixed NGLs - Lone Star JV
NGL Fractionation
NGL Storage
Marketable NGL Products

Integration of midstream, contract compression, contract treating and transportation segments, combined with a high-quality NGL business, provides a platform to offer complete midstream services to producers

Geographic Footprint

- Expect to invest between $630 and $680 million in organic growth capital expenditures in 2012

Asset Summary[1]	
Gathering Pipeline	5,283 miles
Treating/Processing Plants[2]	9
Intrastate Pipeline[3]	450 miles
Interstate Pipeline[4]	500 miles
Contract Compression (HP)	769,000
GPM	3,468
NGL Transportation[5]	1,066 miles
NGL Fractionation[5]	25,000 Bbls/d
NGL Storage (Brine Pond Capacity)[5]	43 MMBbls/d (23 MMBbls/d)


CO
KS
OK
AR
MS
AL
PA
TX
LA
West Texas
Eagle Ford Shale
Compression & Treating Operating Base
Gathering System
Intrastate Transportation System
RGP Regional Offices
RGP Corporate Dallas Headquarters
RGP Treating/Processing Facility
LS Fractionation/ Processing Facility
LS Storage Facility
LS Pipeline
Interstate Transportation System

Regency continues to see significant opportunities for further growth in south and west Texas, as well as emerging shale plays located near our existing asset base

1 As of 9/30/11
2 Operated within Regency's Gathering & Processing Segment
3 Via Haynesville Joint Venture, in which Regency has a 49.99% interest
4 Via MEP Joint Venture, in which Regency has a 50% interest; also includes GulfStates Transmission, a 10-mile interstate pipeline that extends from Harrison County, Texas to Caddo Parish, Louisiana
5 Via Lone Star Joint Venture, in which Regency has a 30% interest

West Texas Expansion Plans


New Mexico
Texas
Chaves
Eddy
Lea
Otero
Yoakum
Terry
Lynn
Garza
Kent
Stonewall
Haskell
Gaines
Dawson
Borden
Scurry
Fisher
Jones
Andrews
Martin
Howard
Mitchell
Nolan
Taylor
Winkler
Ector
Midland
Glasscock
Sterling
Coke
Runnels
Loving
Ward
Crane
Upton
Reagan
Irion
Tom Green
Concho
Culberson
Hudspeth
Reeves
Waha
Pecos
Crockett
Schleicher
Menard
Jeff Davis
Sutton
Kimble
Terrell
Presidio
Edwards
Kerr
RGP Gathering
Lone Star WTX Pipeline
Bone Springs Shale
Avalon Shale
Permian Basin

Current West Texas System	
Waha Processing Capacity (MMcf/d)	125
Waha Treating Capacity (GPM)	400
Waha Gathering System Capacity (MMcf/d)	200
Miles of Pipeline	806

- With additional NGL takeaway contracted through Lone Star, Regency is exploring options to add incremental processing capacity in the region

Bone Springs Shale and Avalon Shale, along with traditional Permian producing formations, will provide additional upside to expand asset base

South Texas Expansion Plans



San Antonio
Fashing Plant
Tilden Plant
Adding 100 GPM treating capacity

Eagle Ford Expansion – Key Highlights	
Miles of Gathering Pipeline	400
Compression (HP)	125,000
Gas and Condensate Terminals	4

Other South Texas Expansion Activity	Capacity
Tilden Treating Plant Expansion	Incremental 100 GPM

- $450 million project will be phased in over next three years with entire expansion in service in early 2014

Lean and Sour
Rich and Sweet
Rich and Sour
Eagle Ford Gathering Expansion
Lone Star NGL Expansion

Upon completion of the Eagle Ford and Tilden expansions, Regency's entire south Texas system will be capable of gathering, compressing, treating and transporting up to 1 Bcf/d of natural gas and 26,500 Bbls/d of condensate to downstream outlets

Lone Star Expansion Plans



MISSOURI
OKLAHOMA
ARKANSAS
MISSISSIPPI
RGP Plant Facility
Lone_Star_Storage
Lone_Star_Fractionators
RGP Intrastate LP
RGP Gathering System
Lone Star NGL LLC
Lone_Star_Expansion
Midcontinent Express

Mont Belvieu Fractionator – Key Highlights	
Capacity (Bbl/d)	100,000
Additional Y-grade liquids storage facilities to be developed	

- $390 million[1] project is expected to be in service in Q1 2013

West Texas Gateway NGL Pipeline – Key Highlights	
Capacity (Bbl/d)	209,000
Miles of Pipeline	570

- $917 million[1] project is expected to be in service in Q1 2013

Lone Star's recently announced growth projects will help address the high demand for NGL transportation and processing and position Regency for further growth

1 Total project costs. Regency is responsible for 30%

Concluding Thoughts

REGENCY ENERGY PARTNERS

- Expect to achieve superior returns for investors driven primarily from:

Diverse Portfolio of Assets	Offer full range of natural gas and natural gas liquids gathering and processing, contract compression, contract treating, transportation, storage and fractionation services
Strategically Located Assets	Assets strategically positioned in some of the top gas-producing regions, including the Eagle Ford, Haynesville, Barnett, Fayetteville, Bone Springs, Avalon and Marcellus shales, as well as the Permian Basin
Unparalleled Growth Opportunities	Expect to invest nearly $850 million[1] in major organic growth capital expenditures over the next three years
Commitment to Growing Distributable Cash Flow	Increased cash distribution for two consecutive quarters (Q2 & Q3 2011) and annualized distribution is currently $1.82 per common unit

1 Inclusive of the Eagle Ford Expansion Project ($450 million), and Regency's proportionate share of the Lone Star Fractionator ($118 million) and the Lone Star Gateway NGL Pipeline ($275 million)